UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): September 2, 2020

Regional Health Properties, Inc.

(Exact Name of Registrant as Specified in Charter)

Georgia	001-33135	81-5166048
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

454 Satellite Boulevard, NW

Suite 100

Suwanee, Georgia 30024

(Address of Principal Executive Offices, and Zip Code)

(678) 869-5116

(Registrant’s telephone number, including area code)

Not applicable.

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, no par value	RHE	NYSE American
10.875% Series A Cumulative Redeemable Preferred Stock, no par value	RHE-PA	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers.

Clinton Cain, the former Interim Chief Financial Officer, Senior Vice President and Chief Accounting Officer of Regional Health Properties, Inc. (the “Company”), resigned from all positions held at the Company effective August 15, 2020. The Company disclosed the resignation on a Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on July 29, 2020.

On September 2, 2020, the Company and Mr. Cain executed a Consulting Agreement, effective August 16, 2020, pursuant to which Mr. Cain agreed to provide the Company certain consulting and transition services and to serve, on an interim basis, as the Company’s principal financial officer and principal accounting officer. The Consulting Agreement provides compensation to Mr. Cain of up to $165 per hour depending on the nature of tasks required.

Mr. Cain ceased serving as the principal financial officer and principal accounting officer, on an interim basis, on September 8, 2020, upon Benjamin A. Waites commencing his service as the Company’s Chief Financial Officer and Vice President. Mr. Waites’s appointment as the Company’s Chief Financial Officer and Vice President was disclosed in the Company’s Current Report on Form 8-K filed with the SEC on September 24, 2020.

Mr. Cain had served as the Company’s Interim Chief Financial Officer, Senior Vice President and Chief Accounting Officer from October 18, 2017 to August 15, 2020, and the Company’s Senior Vice President, Chief Accounting Officer and Controller from February 4, 2016 to October 17, 2017. Mr. Cain’s compensation arrangements with the Company for his service are disclosed under the section “Executive Compensation” in the Company’s Proxy Statement for the Company’s 2020 Annual Meeting of Shareholders, filed with the SEC on November 5, 2020, and such disclosure is incorporated herein by reference.

Mr. Cain, age 40, previously served as Vice President of Finance at the Company beginning September 2014, before which time he worked as a Senior Financial Analyst at the Company beginning in June 2011. Prior to joining the Company, Mr. Cain worked as an audit associate at Habif, Arogeti & Wynne, LLP, in Atlanta, Georgia, and Huber, Erickson, and Bowman, LLC, in Salt Lake City, Utah, both certified public accounting firms.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	November 12, 2020	REGIONAL HEALTH PROPERTIES, INC.

/s/ Benjamin A. Waites
Benjamin A. Waites
Chief Financial Officer and Vice President

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